SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

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INRAD OPTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHEDULE 14A INFORMATION

INRAD OPTICS, INC.

181 Legrand Avenue

Northvale, New Jersey 07647

Notice of Annual Meeting of Shareholders

To be held on Thursday, September 14, 2023

To The Shareholders of Inrad Optics, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of INRAD OPTICS, INC. (the “Company”) will be held on Thursday, September 14, 2023, at 10:00 A.M. local time. This year’s Annual Meeting will be held at 181 Legrand Ave, Northvale, NJ, 07647.

The Annual Meeting is being held for the following purposes:

1.	To elect two directors, named herein, to hold office for a term of three years;

2.	To ratify the appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve, as a non-binding advisory vote, our named executive officer compensation; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 31, 2023, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

Please complete, sign and return the proxy card whether or not you plan to attend the Annual Meeting. Alternatively, you may vote online at www.proxyvote.com. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting at the Annual Meeting.

By Order of the Board of Directors

/s/ Theresa A. Balog
Theresa A. Balog, Secretary

Northvale, New Jersey

August 11, 2023

We urge you to vote your shares over the Internet, via telephone or through the mail at your earliest convenience.

INRAD OPTICS, INC.

181 Legrand Avenue

Northvale, NJ 07647

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

Thursday, September 14, 2023

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of INRAD OPTICS, INC., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the “Company”), to be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the offices of the Company, 181 Legrand Avenue, Northvale, New Jersey, 07647 on Thursday, September 14, 2023, at 10:00 a.m. local time. The enclosed proxy is solicited by the Board. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about August 11, 2023.

Shareholders attending the Annual Meeting must comply with the Company’s pre-registration requirements.  If you are a stockholder of record and plan to attend the Annual Meeting, please contact Theresa A. Balog, Chief Financial Officer and Corporate Secretary, by e-mail at tbalog@inradoptics.com or by phone at (201) 767-1910 to register to attend the Annual Meeting.  If you hold shares through an intermediary, such as a bank or broker, and you plan to attend, you must send a written request to attend either by regular mail or e-mail, along with proof of share ownership, such as a bank or brokerage firm account statement, confirming ownership to: Inrad Optics, Inc., 181 Legrand Avenue, Northvale, NJ 07647, Attn: Theresa A. Balog, Chief Financial Officer and Corporate Secretary, or tbalog@inradoptics.com.  In accordance with the security procedures of the building you will be required to present a form of government-issued photograph identification (such as a drivers’ license) before signing in and being issued an identification badge on the day of the Annual Meeting.  Please plan your arrival at Inrad Optics, Inc. offices so that you allow a reasonable amount of time before the start time of the meeting.

The enclosed proxy is solicited by the Board. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about August 11, 2023.

Shareholders Entitled to Vote

Only shareholders of record at the close of business on July 31, 2023, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 14,200,975 shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), outstanding and entitled to vote at the meeting. Each share is entitled to one vote. The presence in person or by proxy of owners of a majority of the outstanding shares of the Company’s Common Stock will constitute a quorum for the transaction of business at the Company’s Annual Meeting.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast “for” are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting. Owners of Common Stock are not entitled to cumulative voting in the election of directors. Owners of Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Company’s Annual Meeting.

If you hold your shares in “street name” through a broker or other nominee, you should instruct your broker or nominee how to vote. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner returns a duly executed proxy that does not include any vote with respect to a particular proposal because the nominee did not have discretionary voting power with respect to the matter being considered and did not receive voting instructions from the beneficial owner. If that happens, the nominees may vote those shares only on matters deemed “routine,” such as the ratification of auditors. Only Proposal No. 2 for the ratification of the appointment of PKF O’Connor Davies, LLP as our independent registered public accounting firm is considered a “routine” matter. Thus, if you do not give your broker or nominee specific voting instructions, your shares may only be voted for Proposal No. 2 and not voted for the other matters. If your shares are not voted, they will not be counted in determining the number of votes cast. However, shares represented by such “broker non-votes” will be counted for determining whether there is a quorum.

Votes Required to Approve Each Proposal

With respect to the first proposal (election of directors), directors are elected by affirmative vote by a plurality of the Common Stock entitled to vote at the Annual Meeting.

With respect to the second proposal (ratification of the auditors), the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote is required to approve this proposal

With respect to the third proposal (approval of executive compensation), the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote is required to approve this non-binding advisory resolution.

Voting: Revocation of Proxies

A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by filing a later dated proxy with the Secretary at any time prior to its exercise or by voting at the meeting. The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If no specification is given, the shares will be voted in favor of the Board’s nominees “for” director and “for” the other proposals described in this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF INRAD OPTICS, INC. TO BE HELD ON SEPTEMBER 14, 2023. THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT www.proxyvote.com. Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing. If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

PRINCIPAL SHAREHOLDERS

The following table presents certain information available to the Company at the date hereof with respect to the security ownership of the Company’s Common Stock by (i) each of the Company’s directors and nominees, (ii) each named executive officer of the Company, (iii) all executive officers and directors as group, and (iv) each person known by the Company to beneficially own more than five percent (5%) of the Company’s common stock outstanding as of June 30, 2023. Percentages that include ownership of options or convertible securities are calculated assuming exercise or conversion by each individual or entity of the options (including “out-of-the-money options”), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity. Accordingly, the percentages may add to more than 100%. The address of each principal shareholder, unless otherwise indicated, is c/o Inrad Optics, Inc., 181 Legrand Avenue, Northvale, NJ 07647.

Beneficial Ownership of Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock
William J. Foote	159,327	(1)	0.8%
Luke P. LaValle, Jr.	80,000	(2)	0.4%
Dennis G. Romano	80,000	(3)	0.4%
N.E. Rick Strandlund	80,000	(4)	0.4%
Jan M. Winston	80,000	(5)	0.4%
Amy Eskilson	464,391	(6) (12)	2.3%
George Murray	263,292	(7)	1.3%
Theresa Balog	102,817	(8) (12)	0.5%

All Directors and Executive	1,309,827	(9)	6.6%
Officers as a group (8 persons)

Clarex Ltd. & Welland Ltd.	7,782,839	(10)	39.3%
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

Emancipation Management LLC	3,717,787	(11)	18.8%
825 Third Avenue
New York, NY 10022

Inrad Optics, Inc. Employees 401(k) Plan	1,031,309	(12)	5.2%
Amy Eskilson, as Trustee
181 Legrand Avenue
Northvale, NJ 07647

Minerva Advisors LLC	1,012,252	(13)	5.1%
50 Monument Road, Suite 201
Bala Cynwyd, PA 19004

(1)	Including 105,000 shares issuable upon exercise of options exercisable within 60 days of June 30, 2023, 12,162 shares owned, and 32,165 shares allocated to Mr. Foote in the Inrad Optics, Inc. 401(k) Plan over which he has voting and dispotitive power.
(2)	Including 65,000 shares issuable upon exercise of options exercisable within 60 days of June 30, 2023, and 5,000 shares owned.
(3)	Including 65,000 shares issuable upon exercise of options exercisable within 60 days of June 30, 2023, and 5,000 shares owned.
(4)	Including 65,000 shares issuable upon exercise of options exercisable within 60 days of June 30, 2023, and 5,000 shares owned.
(5)	Including 65,000 shares issuable upon exercise of options exercisable within 60 days of June 30, 2023, and 5,000 shares owned.
(6)	Including 255,000 shares issuable upon exercise of options exercisable within 60 days of June 30, 2023, and 114,391 shares allocated to Ms. Eskison in the Inrad Optics, Inc. 401(k) Plan over which she has voting and dispotitive power.
(7)	Including 113,333 shares issuable upon exercise of options exercisable within 60 days of June 30, 2023, and 102,292 shares allocated to Mr. Murray in the Inrad Optics, Inc. 401(k) Plan over which he has voting and dispotitive power.
(8)	Including 25,000 shares issuable upon exercise of options excercisable within 60 days of June 30, 2023, and 12,817 shares allocated to Ms. Balog in the Inrad Optics, Inc. 401K Plan over which she has voting and dispotitive power
(9)	Including 1,003,993 shares issuable upon exercise of options exercisable within 60 days of June 30, 2023.
(10)	Including 2,500,000 shares and warrants to purchase an additional 1,875,000 shares at $1.35 per share which are issuable upon conversion of convertible promissory notes and 50,000 shares issuable upon conversion of accrued interest on convertible promissory notes.
(11)	These figures are based upon information set forth in Schedule 13G filed February 1, 2023, on behalf of the following reporting persons:
Emancipation Management LLC (a)
Circle N Advisors, LLC (a)
Charles Frumberg (a)
(a) Each of these reporting persons is deemed a beneficial owner of 3,717,787shares of Inrad Optics, Inc. held by Emancipation with shared investment power but no voting power with respect to these 3,717,787 shares.
(12)	These figures are based upon information provided by Amy Eskilson and Theresa Balog, Trustees of the 401(k) Plan. Ms. Eskilson and Ms. Balog, as trustees of the 401(k) Plan, share voting power with respect to the shares held by the 401(k) Plan, but do not have dispositive power over such shares. Ms. Eskilson and Ms. Balog disclaim beneficial ownership of the shares held by the 401(k) Plan, except to the extent of the shares allocated to them in the 401(k) Plan in their individual capacities, and such shares are not refelcted in the amounts of shares listed as being beneficially held in them in individual capacities in this table.
(13)	These figures are based upon information set forth in Schedule 13G filed February 14, 2023, on behalf of the following reporting persons:
Minerva Advisors LLC (a)
Minerva Group, LP (a)
Minerva GP, LP
Minerva GP, Inc. (a)
David P. Cohen (a)
(a) Each of these reporting persons is deemed a beneficial owner of 1,012,252 shares of Inrad Optics, Inc. held by Minvera Group, L.P. with both investment power and voting power with respect to these 1,012,252 shares.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is divided into three classes (Class I, Class II and Class III) with directors of the Board (collectively, “Directors”) in each class serving staggered three-year terms. At each annual meeting of shareholders, the terms of Directors in one of these three classes expire. At that annual meeting of shareholders, Directors are elected to a Class to succeed the Directors whose terms are then expiring, with the terms of that Class of Directors so elected to expire at the third annual meeting of shareholders, thereafter. There are currently six members of the Board: two Class I Directors whose terms will expire at the 2023 Annual Meeting of Shareholders, two Class II Directors whose term will expire at the 2024 Annual Meeting of Shareholders, and two Class III Directors whose terms expire at the 2025 Annual Meeting of Shareholders.

The following table sets forth the name and age of the Class I nominees for election to the Board, the principal occupation or employment of the nominees for the past five or more years, the principal business of the organization in which said occupation is or was carried on, the name or any other public corporation for which the nominees serve or served during the past five years as a Board member, and the period during which the nominees have served as a director of the Company.

Nominated to the Board of Directors:

Name	Age	Since	Positions; Business Experience

Class I Directors — Term to Expire in 2026
Dennis G. Romano	80	2009	Dennis G. Romano has been a director since 2009. From 2002-2007, Mr. Romano served as the Senior Vice President of Business Development, Defense Business Unit, Washington Group International, a provider of engineering construction and technical services. Mr. Romano holds a Bachelor of Science degree and Master of Science degree in Physics from Adelphi University.

N.E. Rick Strandlund	79	2009	N.E. Rick Strandlund has been a director since 2009. From 2005-2008, he served as the Chairman, President and CEO of Nanoproducts Corporation, a producer and developer of nanoproduct materials and technologies. Mr. Strandlund has served on the Board of Directors for Research Electro-Optics (a private company) and served as the Chairman of the Board for NanoProducts Corporation (a private company). Mr. Strandlund holds an MBA in management from Golden Gate University and a Bachelor of Science degree in Aerospace Engineering from San Diego State University.

Other Continuing Directors:

Name	Age	Since	Positions; Business Experience

Class II Directors — Term to Expire in 2024

William J. Foote	72	2017	William J. Foote has been a director since 2017. Mr. Foote served as the Company’s VP and Chief Accounting Officer from 2018-2019 and as its Chief Financial Officer from 2006-2018. Mr. Foote also gained extensive experience in finance and accounting through a number of senior financial roles with small and mid-cap private and public manufacturing companies, Mr. Foote is a CPA and a certified professional accountant in Canada, and is a member of the Illinois Society of CPAs and the AICPA. Mr. Foote holds a BA from Carleton University in Ottawa and a Master’s Degree in Accounting from the University of British Columbia.

Luke P. LaValle, Jr.,	81	2005	Luke P. LaValle, Jr. has been a director since 2005. Currently, Mr. LaValle serves as the Chairman, Chief Executive Officer and co-Chief Investment Officer of American Capital Management Inc., a boutique investment management firm, since 1980. He has a BS from Boston College and an MBA from the University of Massachusetts. Mr. LaValle is a retired Lieutenant Colonel, Military Intelligence, U.S. Army Reserve and served with the 101st Airborne Division and on the Army Staff, The Pentagon.

Class III Directors — Term Expires in 2025
Amy Eskilson	62	2012	Amy Eskilson has served as President and Chief Executive Officer of Inrad Optics since October 2012 and served as Inrad Optics’ Vice President of Sales and Marketing from February 2011 through October 2012. Prior to joining the Inrad Optics team, Ms. Eskilson spent 18 years with Thorlabs, Inc., a photonic tools catalogue company, where she served as Director of Business Development from 2001 to 2011. In this role, Ms. Eskilson coordinated a team responsible for a total of eight acquisitions and fostered the development of multiple partner companies, technology transfers and IP license agreements. Ms. Eskilson was also involved in photonic start-ups Nova Phase, Inc., Menlo Systems, Inc. and Idesta Quantum Electronics. Honored in 2021 as an Optica Fellow for her contributions to the photonics industry, as well as a long history of advocacy for the optics & photonics community, Ms. Eskilson continues to be an active Optica volunteer. She is a member of the Steering Committee of the National Photonics Initiative and serves as a Trustee of the New Jersey Manufacturing Extension Partnership. She received her BA in Communications from Montclair State University.

Jan M. Winston	87	2000	Jan M. Winston has served as Chairman of the Board since 2009 and has been a member of Board since 2000. Mr. Winston also has served as a Management Consultant of Winston Consulting since 1997. From 1981 through 1997, Mr. Winston served as a Division Director/General Manager at IBM Corporation. Mr. Winston has an AB degree from Princeton University and attended the Columbia Graduate School of Business Administration.

The Board believes that the above-mentioned experience, along with the other experience, qualifications, attributes and skills of the Board members described in the summary below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

Other Experience, Qualification, Attributes and Skills of Board Members

The Board considered the following experience, qualifications, attributes and skills of its nominees and the other continuing elected directors in determining that each should serve as a director of the Company:

Amy Eskilson

•	More than 30 years of experience in operations, senior management and executive level positions in the photonics industry in both domestic and global manufacturing environment
•	Broad and deep experience in acquisitions; facilitated 8 transactions in the photonics sector over a 9-year period prior to joining Inrad Optics, Inc.
•	Founding team member experience involving privately funded high technology start-ups and R & D institutional spin-off companies
•	Extensive experience working with government and university research facilities; defense, aerospace, and technology corporations, small businesses and start-ups
•	Expertise in corporate and public relations, technology licensing, contracts, marketing and export control/ITAR, corporate real estate and facilities management
•	Proven leadership and business building skills including strategic planning, manufacturing management, corporate culture building and change management

William J. Foote

•	Financial and accounting professional with experience gained in a number of senior financial roles with small and mid-cap manufacturing companies both public and private
•	Certified Public Accountant and Certified Professional Accountant in Canada
•	Membership in Illinois Society of CPAs and AICPA
•	Prior Board experience with Benjamin Moore & Co, Ltd.
•	Over 12 years as Chief Financial Officer of Inrad Optics, Inc.

Luke P. LaValle, Jr.

•	Investment professional with over 40 years of experience in analyzing, researching and investing in smaller public growth companies with U.S. Trust Co. of New York and American Capital Management, Inc. Senior analyst and membership in the NY Society of Security Analysts
•	Extensive board experience with V Band Corporation, a public company, from 1992 to 1995 and several private companies including Benmarl Wine Company, Ltd. (1982-1992) and Westhampton Yacht Squadron, Ltd. (1985-1995)
•	Military experience with rank of Lieutenant Colonel, Military Intelligence, USAR (retired) and previous assignments to Army Staff, Office of Operations, Plans and Strategy, The Pentagon and Intelligence Officer, 101st Airborne Division
•	Business and military experience includes analysis of tactical and strategic issues, the formation of operational plans based upon situational experience and the development and assessment of alternative courses of action with practical application to planning, direction, guidance and control of the operations of smaller sized organizations like Inrad Optics, Inc.
•	Chairman of the Company’s Audit Committee

Denis G. Romano

•	Global business experience in business development as Chief Business Development Officer of a business unit of Washington Group International
•	Over 20 years of experience in business and strategy development for U.S. and International government clients
•	Senior executive leadership for multiple business development organizations with a large international presence
•	Operational management experience and joint leadership, in a $700 million business unit in the defense sector with Washington Group International
•	Extensive background in business development, marketing and strategic development and implementation
•	Chairman of the Company’s Nominating Committee

N.E. Rick Strandlund

•	Global business experience as President and CEO of NanoProducts Corporation and as President and CEO of Research Electro-Optics, Inc.
•	Thin-film optical coating experience as VP and General Manager of Optical Coating Laboratory, Inc.
•	Board experience as Chairman of the Board of NanoProducts and as a former director of Research Electro-Optics, Inc.
•	Strategic and business development leadership of two global high-tech, photonics related manufacturing organizations
•	Prior leadership experience in new product and new technology development
•	MBA in Management and Bachelor of Science in Aerospace Engineering
•	Chairman of the Company’s Compensation Committee

Jan M. Winston

•	Extensive background in high technology sector and over 35 years with IBM in a variety of managerial and executive positions primarily in the development of new computer systems and new software products such as the personal computer and speech recognition software
•	Diverse experience gained through senior level roles in the areas of product development, marketing, finance, planning and strategy, including general management and profit and loss responsibilities in both the domestic and international area
•	AB degree from Princeton University and attendance at the Columbia Graduate School of Business Administration
•	Experience as a management consultant serving clients such as IBM, as well as smaller manufacturing organizations, covering various projects such as product management, strategic and financial planning, and management systems
•	Served as Chairman of the Audit Committee, Chairman of the Compensation Committee and is the current Chairman of the Board

The Board of Directors unanimously recommends that you vote FOR the election of the Board’s nominees for Class I director: Dennis G. Romano and N.E. Rick Strandlund.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PKF O’Connor Davies, LLP served as the Company’s independent registered public accounting firm since December 13, 2017, and has been appointed by the Company’s Audit Committee to serve as the Company’s independent registered public accountants for the current fiscal year ending December 31, 2023.

The Company’s Audit Committee has the responsibility to select, retain and oversee the work of outside auditors and, when appropriate, to replace the outside auditors. Stockholder ratification of the appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, is not required by law or by the Company’s Certificate of Incorporation or by-laws. However, the Board is submitting the selection of PKF O’Connor Davies, LLP to the Company’s stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, the Company will reconsider whether or not to retain that firm. Even if the selection is ratified, the Company may appoint a different independent registered public accounting firm during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote FOR the proposal to ratify the appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL THREE

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board is asking shareholders to approve an advisory resolution on our named executive officer compensation as disclosed in this Proxy Statement. Our Compensation Committee has structured our executive compensation program to attract, motivate and retain highly qualified employees, to align our executives’ interests with those of our shareholders and to provide our executives with certain additional compensation when superior financial results are achieved. The Compensation Committee and the Board believe that our compensation policies and procedures are effective in achieving our goals.

The Board is urging shareholders to read the “Executive Compensation” section of this Proxy Statement beginning on page 19 of this Proxy Statement, which includes the “Summary Compensation Table” and other related compensation tables, notes and narrative related to the compensation of our named executive officers.

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act and Section 14A of the Exchange Act, as amended, and as a matter of good corporate governance, the Board of Directors is asking shareholders to approve the following resolution at the 2023 Annual Meeting of Shareholders:

RESOLVED, that the shareholders of Inrad Optics, Inc. (the “Company”) approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Company’s 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC (which includes the Executive Compensation section, the Summary Compensation Table and related narrative discussion).

Although this proposal, commonly referred to as a “say-on-pay” vote, is an advisory vote that will not be binding on the Board or the Compensation Committee, the Board and the Compensation Committee will consider the results of this advisory vote when making future decisions regarding our named executive compensation program. The next such advisory vote on named executive officer compensation will occur at the Company’s 2024 Annual Meeting of Shareholders.

The Board of Directors unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

COMPENSATION OF DIRECTORS

Compensation for non-employee directors consists of two components: cash (i.e., meeting attendance fees and retainers) and awards under the Company’s 2020 Equity Compensation Program (the “Program”). Under the Program, stock option grants and restricted stock unit grants may be made by the Compensation Committee which serves as the Program Administrator. Equity-based grants are intended to align the interests of the Company’s directors with those of other shareholders. The Company does not require its directors to own stock.

Fees paid to non-employee directors were $500 during fiscal year 2022 for each board or committee meeting attended.

In addition, each non-employee director is paid an annual retainer fee, in quarterly installments. For 2022, the annual retainer was $17,000 for the Chairman, and $12,000 for each of the other outside directors.

The Company provides for reimbursement of expenses for all directors in the performance of their duties, including reasonable travel expenses incurred attending meetings.

Directors, who are also employees of the Company, do not receive any additional fees for such services.

The table that follows provides information on components of non-employee director compensation in 2022.

Director Compensation Earned in Fiscal Year 2022

	Fees earned or paid in cash	Option Awards (1)(2)	Total
Name	$	$	$
William Foote	18,500	10,300	28,800
Luke P. LaValle, Jr.	18,500	10,300	28,800
N.E. Rick Strandlund	18,500	10,300	28,800
Dennis Romano	18,500	10,300	28,800
Jan M. Winston	23,500	10,300	33,800

(1)	The value of stock option awards is computed in accordance with FASB ASC Topic 718. The Option Awards reflect the aggregate grand date fair value of the awards. The Company granted 10,000 stock options with an exercise price of $1.20 to each of the directors on March 24, 2022, and 10,000 stock options with an exercise price of $0.62 to each of the directors on March 24, 2021.

(2)	The number of stock options which vested in 2022 to each non-employee director was as follows: William J. Foote, 6,667; Luke P. LaValle, Jr., 6,667; Dennis G. Romano, 6,667; N.E. Rick Strandlund, 6,667; and Jan M. Winston, 6,667. As of December 31, 2022, the aggregate number of option awards outstanding for each non-employee director then serving as a director was as follows: William J. Foote, 125,000; Luke P. LaValle, Jr., 75,000; Dennis G. Romano, 75,000; N.E. Rick Strandlund, 80,000; and Jan M. Winston, 75,000.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

Composition of the Board

The Board of Directors in 2022 consisted of four independent directors, the Company’s President and CEO, Amy Eskilson and William J. Foote, former Chief Financial Officer, Chief Accounting Officer and Secretary who was unanimously elected to the Board on October 18, 2017.

The Board has determined that each of its five outside directors, Mr. William J. Foote, Mr. Luke P. LaValle, Jr., Mr. Dennis G. Romano, Mr. N.E. Rick Strandlund and Mr. Jan M. Winston has no material relationship with the Company (other than as director) and is therefore “independent” within the meaning of the current listing standards of the Nasdaq Stock Market and applicable SEC rules. In its annual review of director independence, the Board of Directors considers all commercial, banking, consulting, legal, accounting or other business relationships any director may have with the Company. The Board considers a “material relationship” to be one that impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its shareholders. When assessing the “materiality” of a director’s relationship with the Company, the Board considers all relevant facts and circumstances not only from the standpoint of the director in his or her individual capacity, but also from the standpoint of the persons to whom the director is related and organizations with which the director is affiliated.

Ms. Eskilson does not serve on any committees of the Board. Mr. Jan M. Winston served as Chairman of the Board during the year. The Board met 12 times during fiscal year 2022, and all meetings were held electronically. Board members are encouraged, but not required by any specific Board policy, to attend the Company’s Annual Meeting.

All six Board members, then in office, were in attendance at the 2022 Annual Meeting. Each Board member attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees).

The by-laws of the Company provide for a range of no less than four and no more than six directors.

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

Currently, Mr. Winston serves as the Chairman of the Board and Ms. Eskilson serves as a director and Chief Executive Officer. The Board of Directors believes this is the most appropriate structure for the Company at this time because it makes the best use of Mr. Winston’s skills and experience, including more than 20 years as a director of the Company.

Board’s Role in the Oversight of Risk Management

Companies face a variety of risks, including credit risk, liquidity risk and operational risk. In fulfilling its risk oversight role, the Board focuses on the adequacy of the Company’s risk management process and overall risk management system. The Board believes an effective risk management system will (1) adequately identify the material risks that the Company faces in a timely manner, (2) implement appropriate risk management strategies that are responsive to the Company’s risk profile and specific material risk exposures, (3) integrate consideration of risk and risk management into business decision-making throughout the Company, and (4) include policies and procedures that adequately transmit necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee.

The Audit Committee has been designated to take the lead in overseeing risk management at the Board level. Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties. In this role, the Audit Committee receives reports from management and other advisors and strives to generate serious and thoughtful attention to the Company’s risk management process and system, the nature of the material risks the Company faces, and the adequacy of the Company’s policies and procedures designed to respond to and mitigate these risks.

Although the Board’s primary risk oversight has been assigned to the Audit Committee, the full Board also periodically receives information about the Company’s risk management system and the most significant risks that the Company faces. This is principally accomplished through Audit Committee reports to the Board and summary versions of the briefings provided by management and advisors to the Committee.

In addition, the Board and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company. As a result, the Board and Audit Committee periodically asks the Company’s executives to discuss the most likely sources of material future risks and how the Company is addressing any significant potential vulnerability.

Audit Committee

The Company has a separately designated standing Audit Committee. Luke P. LaValle, Jr. has served as the Audit Committee Chairman since assuming the role in December 2006. The three other members of the Audit Committee are Messrs. Romano, Strandlund and Winston. The Board has determined that the members of the Audit Committee each satisfy the requirements for independence under applicable SEC rules, as well as the independence standards of the Nasdaq Stock Market. In 2022, the Audit Committee was comprised of all independent outside directors throughout the year. The Audit Committee is empowered by the Board to, among other things, serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system, review and appraise the audit efforts of the Company’s independent accountants, assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Company’s Board. The Audit Committee has adopted a written charter approved by the Board, a copy of which is available on our website at www.inradoptics.com.

The Audit Committee met four times during 2022, with all members in attendance at all the meetings.

Audit Committee Financial Expert

The Board of Directors of the Company has determined that Mr. LaValle is an “audit committee financial expert” as such term is defined under applicable SEC rules.

Compensation Committee

The Compensation Committee is comprised of all outside directors and is responsible for establishing appropriate salaries and bonuses for all executive officers and senior management of the Company. N.E. Rick Strandlund has served as the Chairman of the Compensation Committee since his appointment in May 2009. Messrs. Foote, LaValle, Romano, and Winston are also members of the Compensation Committee.

The Compensation Committee has the responsibility of granting equity-based incentive compensation (i.e., stock options and grants of restricted stock units) to eligible employees including the executive officers, and to its directors. The Compensation Committee duties also include administering and interpreting the Company’s 2020 Equity Compensation Program (“the Stock Compensation Plan”). The duties relating to the Company’s Stock Compensation Plan include selecting from eligible employees those persons to whom awards will be granted and determining the type of award, the number of shares to be included in each award, any restrictions for some or all of the shares subject to the award and the award price. The Compensation Committee reviews and approves all matters regarding the compensation of the executive officers and other executives of the Company. The Compensation Committee has no charter.

The Compensation Committee has the authority to hire independent advisors to help fulfill its duties. No independent advisors were hired in 2022.

The Compensation Committee held two meetings during 2022 to review and establish compensation policy for the year with all members in attendance at both of the meetings.

Nominating Committee

During 2022, the Nominating Committee was comprised of all outside directors. The Nominating Committee met once during the year with all members in attendance. The Committee strives to compose the with a collection of individuals who bring a variety of complementary skills which, as a group, will possess the appropriate skills and experience to oversee the Company’s business. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating Committee has adopted a written charter approved by the Board, a copy of which is available on our website at www.inradoptics.com.

Mr. Dennis Romano has served as Chairman of the Nominating Committee since his appointment by the Board on January 18, 2012. The other four members of the Nominating Committee are Messrs. Foote, LaValle, Strandlund, and Winston.

Procedures for Considering Nominations Made by Stockholders

The Nominating Committee’s charter describes procedures for nominations to be submitted by shareholders and other third parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the criteria established by the Nominating Committee, as described below:

Qualifications

The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;
•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;
•	must have a reputation in the Company’s industry, for honesty and ethical conduct;
•	must have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and
•	must have experience, either as a member of the board of directors of another public or private company or in another capacity that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board

Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders. The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;
•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee;
•	a personal interview of the candidate; and
•	a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations

In connection with the Annual Meeting, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company’s Common Stock for at least one year.

Communication with the Board

The Board has established a procedure that enables shareholders to communicate in writing with members of the Board. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o the Company at its principal place of business at 181 Legrand Ave, Northvale, NJ 07647. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Board, upon the Secretary’s receipt of such communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers of the Registrant

The following table sets forth the name and age of each executive officer of the Company, the period during which each such person has served as an executive officer and the current position with the Company held by each such person:

Executives Officers of the Registrant

Name	Age	Since	Position with the Company
Amy Eskilson	62	2012	President and Chief Executive Officer
Theresa A. Balog	61	2019	Chief Financial Officer, Corporate Secretary and Treasurer
George Murray	59	2013	Vice President of Sales and Marketing

Amy Eskilson – See description under “Election of Directors.”

Theresa Balog has served as the Chief Financial Officer, Secretary, and Treasurer since joining the Company in May 2019. As CFO, Dr. Balog oversees the accounting, business support, financial planning and analysis, treasury, and human resources functions at the Company. Dr. Balog has previously served as chief financial officer for Clear Align, LLC and MakerBot Industries, Vice President and Global Controller and Chief Accounting Officer for VWR International, Executive Director for MSCI, Inc., and Vice President and Controller for KeySpan Energy. Dr. Balog holds a BBA in Accounting from St. Mary’s College, a Master’s Degree in Accounting from the University of Delaware, a Master’s Degree in Human Resource Management from Wilmington University, and a DBA in Industrial Organizational Psychology from Northcentral University. Dr. Balog serves on the Advisory Board of the Accounting and MIS Department at the University of Delaware and mentors undergraduate business students in the University’s Lerner Executive Mentoring Program. She is a licensed CPA in the state of Delaware.

George Murray has served as Vice President, Sales & Marketing at the Company since 2013. Mr. Murray joined the Company as Sales Manager, West Region in 2010. Previously, Mr. Murray managed the sales and marketing activities at Axsys Technologies Imaging Systems (now part of General Dynamics), a premier supplier of optical components. He also held increasingly responsible roles in applications engineering, product marketing, and sales management which included international sales territories at Photon Dynamics, now a division of KLA Corporation, and Gerber Scientific. Mr. Murray holds a Bachelor of Science degree in Mechanical Engineering from the University of Connecticut and an MBA from Rensselaer Polytechnic Institute in Hartford, CT.

Each of the executive officers has been elected by the Board to serve as an officer of the Company until the next election of officers, as provided by the Company’s by-laws.

Executive Compensation

The following Summary Compensation Table sets forth, for the years ended December 31, 2022 and 2021, the compensation paid by the Company and its subsidiaries, with respect to the Company’s Chief Executive Officer and two other highest paid executives.

Summary Compensation Table

		Salary	Bonus	Option Awards	All Other Compensation	Total
Name & Principal Position	Year	$	$	$(1)(2)	$(3)	$
Amy Eskilson	2022	212,000	25,000	51,500	10,665	299,165
President & CEO	2021	198,763	-	28,250	9,484	239,247

Theresa Balog	2022	182,000	20,000	30,900	8,490	241,390
Chief Financial Officer	2021	169,229	-	16,950	8,062	195,891

George Murray	2022	158,000	22,500	30,900	8,123	219,523
Vice President, Sales & Marketing	2021	148,931	-	11,300	7,114	168,445

(1)	The aggregate grant date fair value of option awards and stock awards are computed in accordance with FASB ASC Topic 718, in accordance with SEC rules. The valuation is based on the assumptions set forth in Note 10 to our Consolidated Financial Statements in this annual report.

(2)	On February 24, 2022, 50,000, 30,000, and 30,000 stock options were awarded to Ms. Eskilson, Ms. Balog, and Mr. Murray respectively. The options have an exercise price of $1.20 and a fair value of $1.03 per share. On March 24, 2021, 50,000, 30,000, and 20,000 stock options were awarded to Ms. Eskilson, Ms. Balog, and Mr. Murray, respectively. The options have an exercise price of $0.62 per share and a fair value of $0.57 per share. All stock options granted in 2022 and 2021 have a ten-year term and vest over three years, one-third each year upon the anniversary of the grant. The amounts reflect the aggregate grant date fair value of each award.

(3)	All Other Compensation includes the fair value of Company stock and cash contributed in 2022 and 2021, as a match to the Company’s Section 401(k) Plan for individual executive contributions to the Plan in the 2022 and 2021 Plan years, respectively.

Employment Agreements

The Company has not entered into any employment agreements with any of Ms. Eskilson, Ms. Balog, or Mr. Murray.

Outstanding Equity-Based Awards at Fiscal Year-End

The following table provides information pertaining to vested and non-vested stock options held by each of the executive officers named in the Summary Compensation Table as of December 31, 2022.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards (1)
Name & Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price $	Option Expiration Date
Amy Eskilson	-	50,000	1.20	02/24/32
President & CEO	16,667	33,333	0.62	02/24/31
	40,000		0.71	02/27/29
	40,000		1.00	07/03/28
	40,000		0.57	01/18/27
	40,000		0.35	02/22/26
	25,000		0.19	01/13/25
	20,000		0.27	01/21/24
Total	221,667	83,333

Theresa Balog	-	30,000	1.20	02/24/32
Chief Financial Officer	10,000	20,000	0.62	02/24/31
	10,000	5,000	1.48	02/12/30
	15,000	-	1.80	05/16/29
Total	35,000	55,000

George Murray	-	30,000	1.20	02/24/32
Vice President, Sales & Marketing	6,667	13,333	0.62	02/24/31
	20,000	-	0.71	02/27/29
	20,000	-	1.00	07/03/28
	15,000	-	0.57	01/18/27
	15,000	-	0.35	02/22/26
	20,000	-	0.19	01/13/25
Total	96,667	43,333

(1)	Options have a ten-year term and vest over three years, one third each year upon each anniversary of the grant.

Pension Benefits

None of our executive officers are covered by a pension plan or other similar benefit plan that provides for payments by us or other benefits from us at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our executive officers are covered by a nonqualified defined contribution or other nonqualified deferred compensation plan.

Equity Compensation Plan Information

The following table give the information about the Company’s Common Stock that may be issued upon the exercise of options, warrants, and rights under the Company’s 2010 Equity Compensation Program and the 2020 Equity Compensation Plan, as of December 31, 2022. These plans were the Company’s only equity compensation plans in existence as of December 31, 2022.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity Compensation Plans Approved by Shareholders (1)	1,286,667	$0.71	3,600,000
Equity Compensation Plans Not Approved by Shareholders	-	$-	-
Total	1,286,667	$0.71	3,600,000

(1)	The 2020 Equity Compensation Program was adopted by the Company’s shareholders at the annual meeting held on June 23, 2020. Under this Program, an aggregate of up to 4,000,000 shares of Common Stock may be granted. The 2010 Equity Compensation Program expired on June 2, 2020, and each outstanding option, warrant and right granted under the Program expired on the date determined under the terms of the original award, which in no event, exceeded 10 years. As of December 31, 2022, there was a total of 886,667 options outstanding under the 2010 Equity Compensation Program. In 2022, no stock options expired or were forfeited under the 2010 Equity Compensation Program. Under the 2020 Equity Compensation Plan, a total of 200,000 stock options were awarded to employees during 2022. 66,000 stock options were exercised under the 2010 Equity Compensation Plan in 2022, and no stock options were exercised under the 2020 Equity Compensation Plan in 2022.

PAY VERSUS PERFORMANCE

Pay Versus Performance Table

Year	Summary Compensation Table ("SCT") Total for Principal Executive Officer (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ("TSR") (5)	Net Income (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$299,165	$292,498	$230,457	$218,462	$0.47	$152,575
2021	$239,247	$224,172	$182,168	$193,543	$0.93	$1,748,897

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Ms. Eskilson, our Chief Executive Officer / PEO, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

(2)(4)	The dollar amounts reported represent the amount of “compensation actually paid” to our Principal Executive Officer “PEO” and Non-PEO Named Executive Officers (“NEOS”) as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid.

(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s Non-PEO NEOs as a group (excluding Ms. Eskilson) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Ms. Eskilson) included for purposes of calculating the average amounts in each applicable year are Theresa Balog, our Chief Financial Officer, and George Murray, our Vice President, Sales & Marketing.

(5)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2021 or 2022.

(6)	Net income reflects the amount reported in our Consolidated Financial Statements reported on Form 10-K.

PEO SCT	2022	2021
Total compensation reported in Summary Compensation Table	$299,165	$239,247
Subtract: grant date fair value of equity awards granted during fiscal year reported in SCT	(51,500)	(28,250)
Add: fair value of equity compensation granted in current year - value at year-end	26,500	13,175
Add: change in fair value from the end of the prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at the end of the current fiscal year	17,667	-
Add/(subtract): change in fair value from the end of the prior fiscal year to vesting date for awards made in prior fiscal years that vested during the current fiscal year	667	-
Subtract: fair value of forfeited awards determined at end of the prior year for awards made in prior fiscal years that were forfeited in the current fiscal year	-	-
Compensation actually paid to PEO	$292,498	$224,172

Non-PEO NEOs SCT	2022	2021
Average compensation as reported in Summary Compensation Table	$230,457	$182,168
Subtract: grant date fair value of equity awards granted during fiscal year reported in SCT	(30,900)	(14,125)
Add: fair value of equity compensation granted in current year - value at year-end	10,600	25,500
Add: change in fair value from the end of the prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at the end of the current fiscal year	7,905	-
Add/(subtract): change in fair value from the end of the prior fiscal year to vesting date for awards made in prior fiscal years that vested during the current fiscal year	400	-
Subtract: fair value of forfeited awards determined at end of the prior year for awards made in prior fiscal years that were forfeited in the current fiscal year	-	-
Compensation actually paid to non-PEO NEOs	$218,462	$193,543

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.

The Compensation Committee of the Inrad Optics Board determines the amount of any bonus payouts following the end of the fiscal year. The compensation of the Company’s PEO and non-PEO NEO’s included the issuance of option awards that provided an incentive to attract and retain executive leadership. Option grants typically vest over a three-year period and all awards are determined and approved by the Compensation Committee of the Board of Directors.

All information provided above under the ”Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Certain Relationships and Related Party Transactions

The documented ethics policies of the Company restrict certain types of related party transactions between the Company and its directors, officers, and employees of the Company. Specifically, compensation for services provided by directors, officers, and employees to the Company may not be through any source but the Company. The Company’s policies do permit related parties to participate in financial transactions, limited to financing via debt or equity. In such instances, the Company has an informal policy requiring that the terms of such financing, including but not limited to interest rates and fees, are at least equal to or better than the terms obtainable via financing from other sources. The Audit Committee is responsible for the review and approval of all related party transactions.

On July 22, 2020, the maturity dates of a $1,500,000 Subordinated Convertible Promissory Note to Clarex Limited (“Clarex”) and a $1,000,000 Subordinated Convertible Promissory Note to an affiliate of Clarex were each extended to April 1, 2024, from April 1, 2021. The notes bear interest at 6%. Interest accrues yearly and is payable on maturity. Unpaid interest, along with principal, may be converted into securities of the Company as follows: the notes are convertible in the aggregate into 1,500,000 units and 1,000,000 units, respectively, with each unit consisting of one share of Common Stock and one warrant. Each warrant allows the holder to acquire 0.75 shares of Common Stock at a price of $1.35 per share. As part of the agreement to extend the maturity date of the notes, the expiration dates of the warrants were extended from April 1, 2024 to April 1, 2027.

No payments against the total principal of $2,500,000 have been made. In 2022, the Company paid a total of $150,000 in interest on the outstanding Subordinated Convertible Notes described above. Accrued interest on the notes amounted to $37,500 as of December 31, 2022.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions). A copy of such Code of Ethics is available on the Company website at www.inradoptics.com and will be made available without charge and upon written request addressed to the attention of the Secretary of the Company and mailed to the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647. If the Company makes any substantive amendments to the Code of Ethics or grants any waiver, including any implicit waiver from a provision of the Code of Ethics to its directors or executive officers, the Company will disclose the nature of such amendments or waiver in its website or in a current report on Form 8-K.

Relationship with Independent Public Accountants

PKF O’Connor Davies LLP, (the “Auditors”) independent registered public accountants, has been selected by the Audit Committee to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2023.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Inrad Optics, Inc., 181 Legrand Avenue, Northvale, New Jersey 07647, Attn.: Secretary, or by phone at (201) 767-1910. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

Principal Accounting Fees and Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service rendered.

Audit Fees

Audit fees billed or expected to be billed by the Company’s principal accountant, PKF O’Connor Davies, LLP (PKF) for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K for the year ended December 31, 2022, were $126,000. Audit fees billed or expected to be billed by PKF for the audit of the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, were $120,500.

Audit-Related Fees

The Company was billed $0 by the Company’s principal accountants for each of the fiscal years ended December 31, 2022 and 2021, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above.

Tax Fees

The Company was billed or is expected to be billed an aggregate of $17,000 by the Company’s principal accountants for each of the fiscal year ended December 31, 2022, for tax services, principally the preparation of income tax returns. The Company was billed or is expected to be billed an aggregate of $16,500 for tax services, principally the preparation of income tax returns for the fiscal year ended December 31, 2021.

All Other Fees

The applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved. The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted. The Company did not have any other fees in 2022 or 2021.

Audit Committee Report

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022:

(1)	the Audit Committee reviewed and discussed the audited financial statements with the Company’s management;

(2)	the Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

(3)	the Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence; and

based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2022 Annual Report on Form 10-K, as filed with the SEC on March 30, 2023.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

This report is furnished by the Audit Committee of the Board of Directors.

Luke P. LaValle, Jr., Audit Committee Chairman

Dennis Romano

N.E. Rick Strandlund

Jan M. Winston

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Inrad Optics, Inc., 181 Legrand Avenue, Northvale, New Jersey 07647, Attn.: Secretary, or by phone at (201) 767-1910. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

NOTICE REGARDING FILING OF SHAREHOLDERS PROPOSALS

AT 2024 ANNUAL MEETING

Any proposal intended to be presented by a shareholder at the 2024 Annual Meeting of Shareholders must be received by the Company at the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647, no later than the close of business on April 12, 2024, to be considered for inclusion in the Proxy Statement for the 2024 Annual Meeting and by July 6, 2024, in order for the proposal to be considered timely for consideration at next year’s Annual Meeting (but not included in the Proxy Statement for such meeting).

Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 16, 2024.The Annual Meeting of Shareholders is called for the purposes set forth in the Notice. The Board does not know of any matter for action by shareholders at such meeting other than the matters described in the Notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting. It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

The Annual Meeting of Shareholders is called for the purposes set forth in the Notice. The Board does not know of any matter for action by shareholders at such meeting other than the matters described in the Notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting. It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

You are cordially invited to attend the Annual Meeting. Your participation in the discussion of the Company’s affairs will be welcome.

/s/ Theresa A. Balog
Theresa A. Balog, Secretary

Dated: August 11, 2023

A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission containing consolidated financial statements of the Company as of December 31, 2022, is available (excluding exhibits) without cost to shareholders upon written request to Theresa A. Balog, Secretary, Inrad Optics, Inc., 181 Legrand Avenue, Northvale, NJ 07647. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 PAGE 1 OF 2 SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0000618209_1 R1.0.0.6 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Dennis Romano 02) N.E. Rick Strandlund INRAD OPTICS, INC. ATTN:THERESA A. BALOG 181 LEGRAND AVENUE NORTHVALE, NJ 07647 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Ratify PKF O'Connor Davies, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Approve, as a non-binding advisory vote, our named executive officer compensation. NOTE: Transact such other business as may properly come before the meeting or any adjournment thereof. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Yes No Please indicate if you plan to attend this meeting

0000618209_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com INRAD OPTICS INC 181 Legrand Avenue Northvale, NJ 07647 This proxy is solicited by the Board of Directors The undersigned appoints Amy Eskilson and Jan M. Winston, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, for and on behalf of the undersigned, all the shares of common stock of Inrad Optics, Inc. held of record by the undersigned on July 31, 2023 at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 181 Legrand Avenue, Northvale, New Jersey 07647, on Thursday, September 14, 2023 at 10:00 A.M. Eastern Daylight Time or any adjournment thereof, upon matters properly coming before the meeting as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned confers discretionary authority upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as directed on the reverse side. Continued and to be signed on reverse side